SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GROVE PROPERTY TRUST
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1)  Title of each class of securities to which transaction applies:..........
 2)  Aggregate number of securities to which transaction applies:.............
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):.........................
 4)  Proposed maximum aggregate value of transaction:.........................
 5)  Total fee paid:..........................................................

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       2)  Form, Schedule or Registration Statement No:
       3)  Filing Party:
       4)  Date Filed:

                              GROVE PROPERTY TRUST
                                598 Asylum Avenue
                           Hartford, Connecticut 06105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 1997


The Annual Meeting of Shareholders (the "Annual Meeting") of Grove Property Trust ("Grove") will be held at 11:00 A.M., local time, on Wednesday, June 18, 1997 at the Hartford Club, 46 Prospect Street, Hartford, Connecticut for the following purposes:

        1.       To elect three Trustees to a term expiring at the 2000 Annual
                 Meeting.

        2. To ratify the appointment of Ernst & Young, LLP as Grove's independent public accountants for the fiscal year ending December 31, 1997.

        3. To act on any other business which may properly come before the Annual Meeting.

Only the holders of the Common Shares at the close of business on May 12, 1997 are entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote on all matters.

By Order of the Board of Trust Managers



Joseph R. LaBrosse
Secretary

Hartford, Connecticut
May 16, 1997

                             YOUR VOTE IS IMPORTANT

To ensure that your interests will be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting, please complete, date, sign and mail the enclosed proxy promptly in the enclosed postage paid envelope. Shareholders who attend the Annual Meeting in person may revoke their proxies and vote in person if they so desire.

                              GROVE PROPERTY TRUST
                                598 Asylum Avenue
                           Hartford, Connecticut 06105

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                                  June 18, 1997

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trust Managers (the "Board") of Grove Property Trust, a Maryland real estate investment trust ("Grove"), of proxies from the holders (the "Shareholders) of Grove's issued and outstanding common shares of beneficial interest, $0.01 par value per share (the "Common Shares"), to be exercised at the Annual Meeting to be held on Wednesday, June 18, 1997 at The Hartford Club, 46 Prospect Street, Hartford, Connecticut 06103, at 11:00 a.m. local time, and at any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

This  Proxy   Statement  and  enclosed  Proxy  Card  are  being  mailed  to  the
Shareholders on or about May 16, 1997.

At the Annual Meeting, the Shareholders will be asked to consider and vote upon the following proposals (the "Proposals").

         1.       To elect three Trustees to a term expiring at the 2000 Annual
                  Meeting.

         2. To ratify the appointment of Ernst & Young, LLP as Grove's independent public accountants for the fiscal year ending December 31, 1997.

         3. To act on any other business which may properly come before the Annual Meeting.

Only the holders of the Common Shares at the close of business on May 12, 1997 (the "Record Date") are entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote on all matters. As of the Record Date, 3,953,435 Common Shares, par value $.01 per share, were outstanding.

A majority of all votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. A plurality of all votes cast at the Annual Meeting is sufficient to elect Trustees (Proposal 1). The affirmative vote of Shareholders owning a majority of the shares voting is required to ratify the appointment of Ernst & Young, LLP as Grove's independent public accountants (Proposal 2). Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on such Proposals.

The Common Shares represented by all properly executed Proxy Cards will be voted or withheld from voting at the Annual Meeting as indicated or, if no instruction is given, in favor of each of the Proposals. As to any other business which may properly come before the Annual Meeting, all properly executed Proxy Cards will be voted by the persons named therein in accordance with their best judgment. Grove does not know of any other business which may come before the Annual Meeting.

Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of Grove a duly signed revocation or a Proxy Card bearing a later date or (b) by electing to vote in person at the Annual Meeting. A notice of revocation need not be on any specific form.

The Bylaws of Grove provide that any shareholder who nominates anyone for election to the Board or proposes any business to be considered at an annual meeting must give written notice thereof to the Secretary of Grove at Grove's principal executive office not less than sixty (60) days nor more than ninety
(90) days prior to the date on which the preceding year's annual meeting was held. The shareholder must be a shareholder of record at the time of giving the notice and be entitled to vote at the annual meeting. The notice must contain, in the case of nominations to the Board, information about the nominee required to be included in the proxy statement and the nominee's written consent, and in the case of business proposed for the annual meeting, a brief description of the business and the reason(s) therefore. In addition, certain information about the shareholder giving the notice must be included.

Consolidation Transactions

On March 14, 1997, Grove completed the "Consolidation Transactions" described below. As a result of the Consolidation Transactions, Grove changed its name from Grove Real Estate Asset Trust and became a self-administered and self-managed real estate investment trust ("REIT"), which management believes to be one of the largest public owners of multi-family residential properties in Southern New England. Grove is the sole general partner of Grove Operating, L.P. (the "Operating Partnership"), a newly formed limited partnership. The Operating Partnership was formed to act as the vehicle for the Consolidation Transactions and is the entity through which Grove conducts substantially all of its business and owns (either directly or indirectly through subsidiaries) all of its assets. This structure is commonly referred to as an umbrella partnership REIT or UPREIT. The Operating Partnership is governed by the Operating Partnership Agreement.

Grove owns, directly or indirectly, 100% of the interests in the four properties previously owned by Grove Real Estate Asset Trust and in each of eight properties acquired from certain limited partnerships through the Consolidation Transactions. Further, Grove controls twelve additional properties as general partner or through ownership of 100% of the general partner of the limited partnerships that own such properties, also as a result of the Consolidation Transactions. All such properties are collectively referred to as the "Properties", all such limited partnerships are collectively referred to as the "Property Partnerships", and all the properties owned by such Property Partnerships are collectively referred to as the "Partnership Properties". Grove provides property management services to the Properties and other real property controlled by certain companies and individuals, including the Executive Officers of Grove, which are affiliated with Grove (the "Grove Companies") using the certain acquired assets and liabilities of Grove Property Services, L.P. ("GPS").

An exchange offer was made ("the Exchange Offer") by the Operating Partnership for the tender of any or all of the limited partnership interests of each Property Partnership (the "Property Partnership Units") in exchange for Common Units. A total of 1,091,521 of the Operating Partnership limited partnership units (the "Common Units") were issued pursuant to the Exchange Offer.

Grove contributed to the Operating Partnership: (a) the properties previously owned by Grove Real Estate Asset Trust and related assets in exchange for a partnership interest in the Operating Partnership represented by 620,102 Common Units; and (b) the gross proceeds of the New Equity Investment received by Grove, in exchange for a number of Common Units equal to the number of Common Shares issued by Grove in the New Equity Investment.

The Grove Companies, pursuant to a contribution agreement among Grove, certain individuals, including affiliates of Grove and the Executive Officers, and the Operating Partnership (the "Contribution Agreement"), then contributed to Grove and/or the Operating Partnership certain assets and liabilities of GPS arising from or used in connection with property management related services, and their general and limited partnership interests in each Property Partnership (or the assets thereof), in exchange for an aggregate of 909,115 Common Units issued by the Operating Partnership and the payment of $177,669 by Grove to the Grove Companies.

A private placement of equity securities (the "New Equity Investment") took place, pursuant to which Grove sold to a group of investors Common Shares totaling, in the aggregate, 3,333,333 Common Shares, in exchange for total gross proceeds to Grove of $30.0 million. The proceeds were contributed to the Operating Partnership in exchange for 3,333,333 Common Units. Grove currently holds approximately 65% of the Common Units.

The Operating Partnership issued a total of 6,067,875 Common Units in the Consolidation Transactions.

Persons receiving Common Units in the Exchange Offer are restricted from transferring such Common Units for a period of one year from the completion of the Consolidation Transactions. Persons receiving Common Units pursuant to the Contribution Agreement (including the Grove Companies and the Executive Officers) are restricted from transferring such Common Units for a period of two years from the completion of the Consolidation Transactions. Following the period of the applicable restriction on transferability, limited partners of the Operating Partnership have the right to require the Operating Partnership to redeem part or all of their Common Units for cash (based on the fair market value of the Common Shares at the time of such redemption) or, at Grove's option, it may exchange Common Shares for Common Units on a one-for-one basis, subject to certain antidilution adjustments and exceptions. Grove has granted certain entities and individuals receiving Common Units in connection with the Consolidation Transactions certain registration rights with respect to the Common Shares which such holders of Common Units may receive upon the exchange of their Common Units. Pursuant to a registration rights agreement with holders of Common Units, Grove has agreed to file and generally keep continuously effective, beginning one year after the completion of the Consolidation Transactions, a registration statement covering the issuance of Common Shares upon exchange of Common Units and the resale of such Common Shares.

In conjunction with the above transactions, Grove and certain Property Partnerships have entered into two new credit facilities (together, the "Credit Facility") consisting of (a) a three-year secured revolving acquisition and working capital facility of approximately $25.0 million and (b) an approximately $15.1 million ten-year term mortgage loan. The Operating Partnership used the net proceeds of the New Equity Investment and borrowings under the Credit Facility to refinance the outstanding mortgage indebtedness of certain of the Property Partnerships and to acquire certain minority interests in certain of the Property Partnerships.

Grove declared a 5% stock dividend to shareholders of record March 10, 1997, payable March 28, 1997 and declared a 1.125 to 1.0 stock split with respect to all Common Shares outstanding on March 10, 1997, effective March 14, 1997 (together, the "Stock Split"). As a result of the Stock Split, Grove issued, on a pro rata basis, a total of 95,102 Common Shares to the holders of the issued and outstanding 525,000 Common Shares. Grove did not issue fractional shares in connection with the Stock Split, but rather paid cash in lieu of fractional shares.



In connection with the Consolidation Transactions, Grove changed its distribution policy. The Board concluded that enhancement of Shareholder value could better be achieved through growth in Grove's asset value, which management believes will be reflected in the market price of the Common Shares, rather than by maintaining or increasing the distribution yield on the Common Shares. Therefore, the Board has voted to reduce the annual cash distributions to Shareholders, from $.92 per Common Share to $.74 per Common Shares ($.63 per Common Share after giving effect to the Stock Split). Grove intends to continue to comply with the REIT requirements under the Internal Revenue Code of 1986, as amended, (the "Code") that 95% of Grove's REIT taxable income be distributed annually, while retaining for reinvestment in Grove the maximum amount permitted under the Code.



                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

Pursuant to the terms of the Declaration of Trust and Bylaws of Grove, the Board is to consist of seven persons. The Trustees are divided into three classes, consisting of three members, Damon D. Navarro, Harold V. Gorman and Theodore R. Bigman, whose terms expire at the Annual Meeting, two members, J. Joseph Garrahy and Joseph R. LaBrosse, whose terms expire at the 1999 Annual Meeting of Shareholders, and two members, James F. Twaddell and Edmund F. Navarro, whose term expires at the 1998 Annual Meeting of Shareholders. At the Annual Meeting, three Trustees will be elected to hold office until the 2000 Annual Meeting of Shareholders and until their successors are elected and qualified. Harold V. Gorman, Damon D. Navarro and Theodore R. Bigman, who are presently Trustees of Grove, are nominees for election as Trustees for the term that expires at the 2000 Annual Meeting of Shareholders.

Nominees for election as Trustees

The  following  individuals  are nominees for election as Trustees at the Annual
Meeting:

Harold V. Gorman, age 53, has been a Trustee of Grove since its formation in June of 1994. From 1968 to 1993, Mr. Gorman served as Vice President and Assistant General Counsel of Heublein, Inc. From 1993 to 1995, he served as Vice President/General Counsel to the Paddington Corporation. Since 1995, he has served as Vice-President and Regulatory Counsel of Heublein, Inc. He received his B.A. from Wesleyan University in 1965 and his J.D. from the University of Connecticut Law School. Mr. Gorman is a member of the Connecticut Bar Association, the American Bar Association and the Board of Directors of the Connecticut Arthritis Foundation.

Damon D. Navarro, age 43, has been the Chairman of the Board, President and Chief Executive Officer of Grove since its formation in June of 1994. Damon Navarro was a Co-Founder of the Grove Companies, a group of companies in the real estate management and investment business, in 1980 and was the President of the Grove Companies since their founding. He is responsible for investor relations, marketing, new business development and organizational management for Grove and had similar responsibilities for the Grove Companies prior to the Consolidation Transactions. Mr. Navarro is a graduate of the University of Rhode Island with a degree in Finance.

Theodore R. Bigman, age 34, has been a Trustee of Grove since April, 1997. From 1987 to 1995, he was a Director at CS First Boston in the real estate group, establishing and managing their REIT effort. He had primary responsibility for $2.5 billion of initial public offerings by REITs. Previously, he had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets, as well as the acquisition of several real estate companies. Since 1995, he has been a Principal of Morgan Stanley Asset Management Inc., a subsidiary of Morgan Stanley Group Inc. ("Morgan Stanley"), responsible for its real estate securities investment management business. He graduated from Brandeis University in 1983 with a B.A. in Economics and received an M.B.A. from Harvard University in 1987.


                    The Board recommends that you vote FOR the election of the nominees for Trustees.


Other Trustees

Information concerning the other Trustees whose terms of office continue after the Annual Meeting is set forth below:

Joseph R. LaBrosse, age 34, has been the Chief Financial Officer, Secretary and Treasurer as well as a Trustee of Grove since its formation in June of 1994. Prior to the Consolidation Transactions, Mr. LaBrosse was Chief Financial Officer of the Grove Companies since 1988. He is responsible for financing, loan portfolio management, financial reporting, tax planning, cash management, strategic budgeting and planning for Grove and had similar responsibilities for the Grove Companies. Prior to joining the Grove Companies in 1988, Mr. LaBrosse was a real estate tax consultant at Arthur Andersen & Company in Hartford, Connecticut. He is a magna cum laude graduate of the University of Connecticut with a degree in Accounting. He is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Connecticut Society of Certified Public Accountants and the Real Estate Finance Association.

J. Joseph Garrahy, age 66, has been a Trustee of Grove since its formation in June of 1994. Mr. Garrahy began his career in public service in 1962 as a Rhode Island State Senator. In 1968, he was elected Lieutenant Governor of the State of Rhode Island, where he served four two-year terms. In 1976, Mr. Garrahy was elected Governor of the State, and was re-elected to that office in 1978, 1980 and 1982. He served as Chairman of the National Governors' Association's Subcommittee on Health Policy in 1977 and the National Governors' Association's Human Services Committee and as Chairman of the Coalition of Northeast Governors' Committee on Transportation. Mr. Garrahy was a Senior Vice President with the merchants banking firm of G. William Miller & Company, Inc. of Washington, D.C. from 1985 to 1990. Mr. Garrahy has served as President of J. Joseph Garrahy & Associates, Inc., in Providence, Rhode Island, a business consulting firm, since its formation in 1990. He is a Director of the Providence and Worcester Railroad Company. Mr. Garrahy attended the University of Buffalo and the University of Rhode Island.

James F. Twaddell, age 56, has been a Trustee of Grove since June of 1994. He has been a member of the Investment Banking Group of Schneider Securities, Inc., Providence, Rhode Island, since 1995. From 1974 to 1995, Mr. Twaddell served as Chairman of Barclay Investments, Inc., a member firm of the National Association of Securities Dealers, Inc. ("NASD"). Mr. Twaddell also served as Chairman of the Regional Investment Bankers Association, a 125-member cooperative association of regional investment bankers and broker dealers conducting business throughout the United States, from 1993 to 1994. For the 1993 - 1995 term, he served on both the NASD District 11 Committee and the District Business Conduct Committee. He has served as Chairman of the Board of First Mutual Fund, a publicly-traded mutual fund, since 1979. Mr. Twaddell received his B.A. degree from Brown University in 1961.

Edmund F. Navarro, age 36, has been a Trustee of Grove since April, 1997 and has been the Vice President--Property Management of Grove since its formation in June of 1994. Prior to the Consolidation Transactions, Edmund Navarro was President of GPS since 1983. He is responsible for the management of the properties owned by Grove, marketing and supervision of construction projects and had similar responsibilities for the Grove Companies. Prior to his employment with the Grove Companies, Mr. Navarro was a Media Marketing Planner with Vitt Median International in New York City. Mr. Navarro is a graduate of the University of Rhode Island with a degree in Marketing.

Executive Officers

Each Executive Officer of Grove was appointed in June 1994. Each Executive Officer holds office at the pleasure of the Board, subject to the Employment Agreements described below. The Executive Officers of Grove and their positions and offices with Grove are as set forth below:

Name                      Age         Positions and Offices Held

Damon D. Navarro          43          Chairman of the Board, President, and
                                      Chief Executive Officer

Joseph R. LaBrosse        34          Chief Financial Officer, Secretary,
                                      Treasurer, and Trustee

Edmund F. Navarro         36          Vice President -- Property Management

Brian A. Navarro          42          Vice President -- Acquisition

Gerald A. McNamara        56          Vice President -- Marketing and
                                                        Investor Relations


Damon D. Navarro, Chairman of the Board, President and Chief Executive Officer of Grove. Biographical information regarding Mr. Navarro is set forth above under "Election of Trustees".

Joseph R. LaBrosse, Chief Financial Officer, Secretary and Treasurer, as well as Trustee of Grove. Biographical information regarding Mr. LaBrosse is set forth above under "Election of Trustees".

Edmund F. Navarro, Vice President and Trustee of Grove. Biographical information regarding Mr. Navarro is set forth above under "Election of Trustees".

Brian A. Navarro, has been the Vice President--Acquisitions of Grove since its formation in June of 1994. Brian Navarro, a Co-Founder of the Grove Companies in 1980, served as Vice President of the Grove Companies prior to the Consolidation Transactions. Mr. Navarro is responsible for the acquisition and disposition of property, financing and organizational management for Grove and had similar responsibilities for the Grove Companies. Prior to co-founding the Grove Companies in 1980, Brian Navarro acquired, renovated and resold over 30 two-, three- and six-family houses in the Hartford, Connecticut, Springfield, Massachusetts and Westerly, Rhode Island areas. Mr. Navarro is a graduate of the University of Connecticut with a degree in Finance and a special concentration in real estate.

Gerald A. McNamara has been the Vice President--Marketing and Strategic Planning of Grove since its formation in June of 1994. Prior to the Consolidation Transactions, Mr. McNamara had been a principal and Vice President of the Grove Companies since 1985. Mr. McNamara was involved in all aspects of property acquisition and financing, and is now responsible for long-range planning, marketing and investor relations for Grove. Prior to his association with the Grove Companies, Mr. McNamara was Senior Vice President of Heublein
International in charge of Food and Beverage Operations overseas. Mr. McNamara is a graduate of Trinity College with a degree in History and Economics.

Damon Navarro, Brian Navarro and Edmund Navarro are brothers. No family relationships exists among any of the other Trustees or Executive Officers of Grove. No arrangement or understanding exists between any Trustee or Executive Officer or any other person pursuant to which any Trustee or Executive Officer was selected as a Trustee or Executive Officer, except that, as part of the New Equity Investment, Morgan Stanley obtained the right to require the Board to elect a Trustee and to have that person nominated for election by Shareholders at the Annual Meeting. Mr. Bigman has been designated by Morgan Stanley as such Trustee.

Certain Relationships and Transactions with Trustees and Executive Officers During 1996

On January 12, 1996, Grove purchased a ninety-two unit multi-family apartment complex known as Cambridge Estates Apartments in Norwich, CT from Grove Cambridge Associates Limited Partnership for $4,250,000. Grove Cambridge Associates is owned 99% by Grove Norwich Associates Limited Partnership and 0.5% by Grove Investment Group, Inc. Grove Norwich Associates Limited Partnership is owned 50% by Messrs. Damon, Brian and Edmund Navarro and Grove Investment Group, Inc. is owned 100% by Messrs. Damon, Brian and Edmund Navarro.

GPS, which is owned 100% by Messrs. Damon, Brian and Edmund Navarro and Joseph LaBrosse, provided all of the operating and support functions requisite to the operation of the properties, including building management and leasing, owned by Grove. The management agreement provided for a management fee equal to 5% of gross rental revenues, as defined. Management fees in 1995 and 1996 were $66,781 and $108,731, respectively.

Grove Development Corporation, which is owned 100% by Messrs. Damon, Brian and Edmund Navarro, provided construction services to Grove. These services were generally provided at the cost of materials and labor plus a project management and supervision fee equal to 20% of the aforementioned direct project costs. Total costs in 1995 were $26,788 and there were no costs in 1996.

Certain Relationships And Transactions In Connection With The Consolidation Transactions

Certain Trust Managers and Executive Officers of Grove (or members of their immediate families) and persons who will hold more than 5% of the outstanding Common Shares (assuming the exchange of all Common Units for Common Shares) have direct or indirect interests in the transactions which have been consummated in connection with the Consolidation Transactions, including, without limitation:
(i) the transfer of certain assets and liabilities of GPS and the Grove Companies' interests in the Property Partnerships to the Operating Partnership pursuant to the Contribution Agreement and the receipt by certain Executive Officers of Common Units in connection therewith; (ii) the repayment of certain indebtedness encumbering the Partnership Properties in connection with the refinancing at mortgage indebtedness of 17 Property Partnerships and the release of guarantees by certain Executive Officers in connection therewith; and (iii) the provision, following the consummation of the Consolidation Transactions, by the Operating Partnership and National Realty Services, L. P. ("National Realty") of certain property related services to Grove, the partnerships owning properties not included as part of the Consolidation Transactions and other third parties.

In connection with the Consolidation Transactions, pursuant to the Contribution Agreement, the Executive Officers received the number of Common Units and the dollar amounts set forth opposite their names below in exchange for their respective interests in the Property Partnerships and certain assets and liabilities of GPS. The cash payments to the Navarros represents the purchase price for their respective general partnership interests in certain Property Partnerships. The balance of the Grove Companies' interests in the Property Partnerships, including the economic interests in their general partnership positions in certain of the Property Partnerships, were acquired by the
Operating Partnership in exchange for Common Units. No member of the Board of Trust Managers who is not also an Executive Officer transferred any assets to Grove in connection with the Consolidation Transactions. The Common Units
received  by  such  Executive   Officers  will  carry   redemption   rights  and
registration rights, as described in further detail under "Consolidation Transactions" elsewhere in this Proxy Statement.


Executive Officer                     Common Units(1)         Cash

Damon D. Navarro                          289,874            $85,797
Brian A. Navarro                          282,322            $85,797
Edmund F. Navarro                         247,174             $6,075
Joseph R. LaBrosse                         65,833                  _
Gerald A. McNamara                         23,912                  _
-----------

(1) Includes Common Units an Executive Officer may be deemed to own beneficially as a result of his ownership of entities included in the Grove Companies, based solely on his pro rata ownership of the equity of that entity. One or more of the Executive Officers may be deemed to own beneficially additional Common Units held by the Grove Companies pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as a result of such Executive Officer's ability to exercise control over voting and/or investment decisions with respect to one or more of the entities included in the Grove Companies.

Following the consummation of the Consolidation Transactions, National Realty, which is 100% owned by Messrs. Damon, Brian and Edmund Navarro and Joseph LaBrosse, will provide real estate brokerage and related services to Grove. The real estate brokerage services to be performed by National Realty for Grove will include the finding, underwriting and negotiation of purchase contracts with respect to properties to be acquired by Grove, the negotiation of the contracts with respect to properties to be sold by Grove, and certain commercial leasing services. In connection with such services, National Realty will receive a 4% commission on purchases or sales arranged by National Realty which are valued at up to $5.0 million and a 3% commission on purchases or sales arranged by National Realty which are valued in excess of $5.0 million. The brokerage services contracts provide that the Operating Partnership will indemnify National Realty and the Grove Companies for any liability incurred in performing such services, except in certain circumstances. Such agreements have terms of one to two years, subject to either party's right to cancel upon at least 30 days' notice. The brokerage services contracts were not negotiated on an arm's-length basis and the owners of National Realty may have conflicts of interest (due to their ownership of National Realty) in connection with the brokerage services contracts and the provision of real estate brokerage services by National Realty to Grove.

Following the consummation of the Consolidation Transactions, the Operating Partnership owns certain of the assets and liabilities of GPS previously used by GPS in connection with the provision of real estate management services to the Grove Companies and Grove Real Estate Asset Trust. Following the consummation of the Consolidation Transactions, pursuant to management services agreements, the Operating Partnership will provide such property management services to certain limited partnerships whose General Partner is the Grove Companies. Such management services agreements will provide that the Operating Partnership shall receive in exchange for its provision of property management services, with respect to each property, a fee equal to from 4% to 6% of gross income (excluding interest income). Such management services agreements have terms of one year, and will automatically renew for successive one-year terms if neither party thereto gives notice of termination within 90 days prior to the end of the then current term.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Record Date regarding the beneficial ownership of Common Shares by each person known by Grove to be the beneficial owner of more than five percent of the Common Shares, by each Trustee of Grove, by each Executive Officer of Grove named in the Summary Compensation Table below, and by all Trustees and Executive Officers of Grove as a group. Each person named in the table has the sole voting and investment power with respect to all shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.


Name and Business Address           Common Shares                   Percent of
Of Beneficial Owner               Beneficially Owned              Common Shares
-------------------------------------------------------------------------------

Damon D. Navarro                      38,837(1)(4)                        *
Grove Property Trust
598 Asylum Avenue
Hartford, CT  06105
Brian A. Navarro                      36,001(1)(4)                        *
Grove Property Trust
598 Asylum Avenue
Hartford, CT  06105
Edmund F. Navarro                     36,001(1)(4)                        *
Grove Property Trust
598 Asylum Avenue
Hartford, CT  06105
Joseph R. LaBrosse                     9,164(1)(4)                        *
Grove Property Trust
598 Asylum Avenue
Hartford, CT  06105
Gerald A. McNamara                     6,790(2)(4)                        *
Grove Property Trust
598 Asylum Avenue
Hartford, CT  06105
James F. Twaddell                     43,311 (3)(4)                       1.1%
Schneider Securities, Inc.
2 Charles Street
Providence, Rhode Island 02904
Harold V. Gorman                       3,542(4)                           *
Heublein, Inc.
450 Columbus Boulevard
Hartford, CT  06103
J. Joseph Garrahy                      3,542(4)                           *
220 South Main Street
Providence, Rhode Island 02903
Theodore R. Bigman                   777,778(5)                          19.7%
Morgan Stanley Group Inc.
1221 Avenue of the Americas
22nd Floor
New York, NY  10020
All Trustees and Executive
Officers as a group                   954,766                             23.7%
(9 persons)
Morgan Stanley Group Inc.             777,778(5)                          19.7%
1221 Avenue of the Americas
22nd Floor
New York, NY  10020
Oregon Public Employees' Retirement
Fund, byABKB/LaSalle Securities
Limited, as agent for Oregon
Public Employees' Retirement Fund    391,392(6)                           9.9%
100 East Pratt Street
20th Floor
Baltimore, MD  21202
--------------------------
* Less than 1%.

(1) Includes Common Shares owned by Grove Equity Partnership, a partnership whose general partners are Messrs. Damon Navarro, Brian Navarro, Edmund Navarro and Joseph LaBrosse, which beneficially owns 35,849 Common Shares (less than 1% of the Common Shares). Each partner's pro rata share of the partnership's Common Shares has been included in the Common Shares owned by such partner.

(2) Of such Common Shares, 1,181 are beneficially owned by Mr. McNamara's daughter and he disclaims beneficial ownership in such shares.

(3) Of such Common Shares, 3,071 are beneficially owned by Mr. Twaddell's spouse and he disclaims beneficial ownership in such shares. At the time of Grove's initial public offering in 1994 (the "IPO"), Mr. Twaddell was a principal of Barclay Investments, Inc., the managing underwriter of the IPO, which was issued warrants to purchase Common Shares at a price of $11.31 per share (the
"Underwriter Warrants"). On February 21, 1996, Barclay Investments, Inc. transferred 11,221 of the Underwriter Warrants to Mr. Twaddell, which Underwriter Warrants are included in the Common Shares owned by Mr. Twaddell. The Underwriter Warrants became exercisable on the first anniversary date of the IPO and terminate on the fourth anniversary date of the IPO.

(4) Includes Common Shares subject to options to purchase Common Shares granted pursuant to the 1994 Share Option Plan as follows: Mr. Damon Navarro - 18,231 shares; Messrs. Brian and Edmund Navarro - 16,830 shares; Mr. LaBrosse - 4,210 shares; Mr. McNamara - 2,951 shares; and Messrs. Twaddell, Gorman and Garrahy - 3,542 shares.

(5) The Common Shares beneficially owned by Morgan Stanley include Common Shares held in investor accounts or entities with respect to which Morgan Stanley shares discretionary voting and dispositive authority. Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, shares discretionary voting and dispositive power over 707,071 of such Common Shares (17.9% of the Common Shares) which are held in investor accounts or entities, including The Morgan Stanley Real Estate Special Situations Fund I, L.P. (214,264 Common Shares, 5.4% of the Common Shares) and The Morgan Stanley Real Estate Special Situations Fund II, L.P. (285,686 Common Shares, 7.2% of the Common Shares), for which MSAM is an investment advisor. By reason of his relationship with Morgan Stanley and MSAM, Mr. Bigman may be deemed to have beneficial ownership of such shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Pursuant to the Securities Purchase Agreement entered into with Morgan Stanley in connection with its purchase of Common Shares in the New Equity Investment, Grove has (i) agreed to permit Morgan Stanley to designate one person to be a member of the Board of Grove and to nominate that person for election by the Shareholders and (ii) granted to Morgan Stanley certain preemptive rights in connection with future issuances (with certain exceptions) by Grove of Common Shares and other securities convertible into Common Shares ("Convertible Securities"); the preemptive rights is to purchase (a) in the case of the issuance by Grove of Convertible Securities, up to the Percentage Amount of such Convertible Securities and (b) in the case of the issuance by Grove of Common Shares, a number of Common Shares up to that number of Common Shares such that Morgan Stanley's ownership, following such issuance, would continue to be the Percentage Amount of the issued and outstanding Common Shares plus then-exercisable "in-the-money" employee stock options. For the purposes of Morgan
Stanley's Securities Purchase Agreement and the preemptive rights described in the preceding sentence, "Percentage Amount" means 20%, except in the case of any proposed issuance of Common Shares for less than $9.00 per share or any Convertible Securities where the initial conversion, exchange or exercise price, as the case may be, is less than $9.00 per Common Share, in which case the "Percentage Amount" means 25%. Morgan Stanley will retain the right to nominate a director and the preemptive rights described above until the earlier of (i) Morgan Stanley and its affiliates ceasing to own at least 10% of the issued and outstanding Common Shares and (ii) Grove consummating an underwritten public offering of Common Shares yielding gross proceeds of at least $40.0 million. Pursuant to a Registration Rights Agreement entered into among Grove, Morgan Stanley and other purchasers in the New Equity Investment, Grove is required to effect a shelf registration under the Securities Act of 1933, subject to certain conditions, of the Common Shares beneficially owned by Morgan Stanley promptly after September 14, 1997. Moreover, subject to certain conditions, the Common Shares beneficially owned by Morgan Stanley may be included in the registration of Common Shares when Grove registers its Common Shares or the Common Shares of other holders.

(6) Pursuant to the Securities Purchase Agreement entered into with the Oregon Public Employees' Retirement Fund, by ABKB/LaSalle Securities Limited, as agent for the Oregon Public Employees' Retirement Fund ("ABKB/LaSalle") in connection with its purchase of Common Shares in the New Equity Investment, Grove has granted to ABKB/LaSalle certain preemptive rights in connection with future issuances (with certain exceptions) by Grove of Common Shares and Convertible Securities; the preemptive right is to purchase (a) in the case of the issuance by Grove of Convertible Securities, up to 9.9% of such Convertible Securities and (b) in the case of the issuance by Grove of Common Shares, a number of Common Shares up to that number of Common Shares such that ABKB/LaSalle's ownership would continue to be 9.9% of the issued and outstanding Common Shares following such issuance. ABKB/LaSalle will retain the preemptive rights described above until the earlier of (i) ABKB/LaSalle and its affiliates ceasing to own at least 5.0% of the issued and outstanding Common Shares and (ii) Grove consummating an underwritten public offering of Common Shares yielding gross proceeds of at least $40.0 million. Pursuant to a Registration Rights Agreement entered into among Grove, ABKB/LaSalle and the other purchasers in the New
Equity Investment, Grove is required to effect a shelf registration under the Securities Act of 1933, subject to certain conditions, of the Common Shares beneficially owned by ABKB/LaSalle promptly after September 14, 1997. Moreover, subject to certain conditions, the Common Shares beneficially owned by ABKB/LaSalle may be included in the registration of Common Shares when Grove registers its Common Shares or the Common Shares of other holders.

Board Meetings

The Board held three regular meetings during 1996. The Board also took action four times during the year by consent action. Management also confers frequently with the Board on an informal basis to discuss Grove's affairs.

Board Committees

The Board has established an Audit Committee, an Investment Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee; the entire Board performs the usual functions of such committee.

Audit Committee. The Audit Committee, which consists of Messrs. Twaddell, Garrahy and Gorman, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Grove's internal accounting controls. The Audit Committee did not meet during 1996.

Investment Committee. The Investment Committee, which consists of Messrs. Navarro, Twaddell and Gorman, has the authority to acquire, dispose of and finance investments for Grove and execute contracts and agreements, including those related to the borrowing of money by Grove, and generally exercise all other powers of the Board except for those which require action by all Trustees or the independent Trustees under the Declaration of Trust or Bylaws of Grove or under applicable law. The Investment Committee did not meet during 1996; the properties acquired by Grove early in 1996 and in the Consolidation Transactions were considered by the entire Board.

Compensation Committee. The Compensation Committee, which consists of Messrs. Twaddell, Gorman and Garrahy, has the authority to determine the compensation for Grove's Executive Officers and to administer the Incentive Plan (see "Executive Bonus Incentive Plan" set forth in this Proxy Statement) and the 1994 Share Option Plan (the "1994 Plan") (see "1994 Share Option Plan" set forth in this Proxy Statement). The Compensation Committee also has the authority to grant share options and share appreciation rights in accordance with the 1994 Plan to the Trustees and Executive Officers, other key employees and consultants of Grove. The Compensation Committee did not meet during 1996.

Compensation of Trustees

Prior to the Consolidation Transactions, Grove paid each Trustee who is not an employee of Grove (a "Non-Employee Trustee") a fee of $250 for attending each meeting. Trustees who are employees of Grove are not paid any fees. In addition, Grove may reimburse Non-Employee Trustees for travel expenses incurred in connection with their activities on behalf of Grove. Each Non-Employee Trustee automatically received, upon his initial election to the Board, a non-qualified option (a "Non-Employee Trustee Option") to purchase 2,362 Common Shares (as adjusted to give effect to the Stock Split, as provided in the 1994 Plan) at the IPO price for the Common Shares of $9.42 per share (as adjusted to give effect to the Stock Split, as provided in the 1994 Plan) (the "Offering Price") under Grove's 1994 Plan. Thereafter, on the date of the Annual Meetings of Grove's Shareholders held in 1995 and 1996, each Non-Employee Trustee received an annual grant of options to purchase 1,181 Common Shares (as adjusted to give effect to the Stock Split, as provided in the 1994 Plan) at the then-current market price. Each Non-Employee Trustee Option expires on the tenth anniversary of the date of grant and generally becomes exercisable in increments of 33 1/3% per year on each of the first three anniversaries of the date of grant.

Following the Consolidation Transactions, each Non-Employee Trustee receives a fee of $1,000 for attending each meeting. In addition, Grove may reimburse Non-Employee Trustees for travel expenses incurred in connection with their activities  on behalf  of  Grove.  Upon the  consummation  of the  Consolidation
Transactions, each Non-Employee Trustee received a grant of a non-qualified stock option to purchase 10,000 Common Shares under the 1996 Share Incentive Plan (the "1996 Plan") (see "1996 Share Incentive Plan" elsewhere in this Proxy Statement). The 1996 Plan provides that each Non-Employee Trustee who is first elected or appointed after the Consolidation Transactions will receive an automatic initial grant of a non-qualified stock option to purchase 10,000 Common Shares. In addition, promptly following the date of each Annual Meeting of Shareholders (including the 1997 Annual Meeting), each Non-Employee Trustee elected by the Shareholders (including the Nominees) will receive an additional automatic grant of an option to purchase 5,000 Common Shares; provided, however, that no Non-Employee Trustee will receive more than one such automatic grant in any calendar year. The exercise price for grants to Non-Employee Trustees will be 100% of the fair market value of the Common Shares on the date of grant. Each such option will expire ten years from the grant date (subject to earlier termination). Each option will become exercisable in increments of 50% per year on each of the first two anniversaries of the date of grant. If a Non-Employee Trustee's service terminates by reason of death, disability, or retirement, the options will immediately become and remain fully exercisable for one year after the date of such termination or until the expiration date of such option, whichever occurs first. If a Non-Employee Trustee's service terminates for any other reason, that portion of the option that is not exercisable at such time shall terminate and any portion then exercisable may be exercised until the earlier of three months after the date of termination or the expiration date of the option. In the event of a "change of control" (as defined in the 1996 Plan), each option granted to a Non-Employee Trustee will become immediately exercisable.

Executive Compensation

The following tables set forth information concerning compensation and share options provided to the Executive Officers of Grove.

                           SUMMARY COMPENSATION TABLE

                                                 Long Term Compensation
                       Annual Compensation      Awards           Payouts
                       -------------------- ----------------------------------
                                     Other
                                     Annual Restr-
      Name and                        Comp- icted                      All Other
      Principal                       ensa- Stock Options/     LTIP      Compen-
      Position     Year  Salary Bonus tion  Awards SARs(1)    Payouts    sation
      --------     ----  ------ ----- ----  ----- -------    -------     ------

Damon D.           1996   none  none  none  none  12,048      none        none
Navarro/Chief      1995   none  none  none  none   none       none        none
Executive Officer  1994   none  none  none  none  18,232      none        none

Joseph R.          1996   none  none  none  none   4,016      none        none
LaBrosse/Chief     1995   none  none  none  none   none       none        none
Financial Officer  1994   none  none  none  none   4,211      none        none

Edmund F.          1996   none  none  none  none  12,048      none        none
Navarro/Vice       1995   none  none  none  none   none       none        none
President          1994   none  none  none  none  16,832      none        none

Brian A.           1996   none  none  none  none  12,048      none        none
Navarro/Vice       1995   none  none  none  none   none       none        none
President          1994   none  none  none  none  16,832      none        none

Gerald A.          1996   none  none  none  none   4,725      none        none
McNamara/Vice      1995   none  none  none  none   none       none        none
President          1994   none  none  none  none   2,953      none        none
------------
(1) The number of Common Shares underlying such options have been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

                INDIVIDUAL OPTION/SAR GRANTS IN LAST FISCAL YEAR


                    Number of           % of Total
                   Securities          Options/SARs       Exercise
                   Underlying           Granted to         or Base
                  Options/SARs          Employees           Price    Expiration
         Name    Granted (#) (1)     in Fiscal Year      ($/share)       Date
         ----    ---------------     ---------------     ----------      ----
                                                             (2)
Damon Navarro      12,048               26.8%               7.25        10/31/06
Joseph LaBrosse     4,016                8.9%               7.25        10/31/06
Brian Navarro      12,048               26.8%               7.25        10/31/06
Edmund Navarro     12,048               26.8%               7.25        10/31/06
Gerald McNamara     4,725               10.6%               7.25        10/31/06
-----------

(1) Options to purchase the indicated number of Common Shares were granted to such Executive Officer on October 31, 1996, pursuant to the 1994 Plan. The number of Common Shares underlying such options have been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(2) The exercise price per Common Share of options granted under the 1994 Plan has been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(3) For a description of the terms of the options, see "1994 Share Option Plan" elsewhere in this Proxy Statement".

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


                                        Number of Under-         Value of
                                       lying Securities     Unexercised In-the-
                    Shares              Unexercised        Money Options/SARs at
                   Acquired             Options/SAR's at           FY-End
                      on       Value  FY-End Exercisable/      ($)Exercisable/
      Name         Exercise  Realized  Unexercisable(1)         Unexercisable
      ----         --------  --------  ----------------         -------------
Damon Navarro          0        0       12,155/18,125            0/4,463
Joseph LaBrosse        0        0        2,807/5,420             0/1,488
Brian Navarro          0        0       11,221/17,659            0/4,463
Edmund Navarro         0        0       11,221/17,659            0/4,463
Gerald McNamara        0        0        1,969/5,709             0/1,750
-----------

(1) The number of Common Shares underlying options to purchase Common Shares granted to an individual under the 1994 Plan has been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.



Employment Agreements

In connection with the IPO, Grove entered into a three-year employment agreement (each, a "Prior Employment Agreement") with each Executive Officer. Pursuant to the Prior Employment Agreements, Damon D. Navarro served as Chairman of the Board, President and Chief Executive Officer of Grove; Brian A. Navarro served as Vice President--Acquisitions; Edmund F. Navarro serves as Vice President--Property Management; Joseph R. LaBrosse served as Chief Financial Officer, Secretary and Treasurer; and Gerald A. McNamara served as Vice President--Marketing and Strategic Planning. None of Grove's Executive Officers was paid a salary pursuant to the Prior Employment Agreements.

Grove issued to each of its Executive Officers, as a sign-on bonus, options to purchase an aggregate of 59,060 Common Shares (as adjusted to give effect to the Stock Split, as provided in the 1994 Plan) at the Offering Price. Such options are exercisable for a period of ten years from the date of grant, were issued pursuant to the 1994 Plan and vest in increments of one-third on each anniversary of the grant. See "1994 Share Option Plan" set forth below.

In connection with the Consolidation Transactions, and particularly as a result of the Operating Partnership's acquisition of the Partnership Properties and certain assets and liabilities of GPS from the Grove Companies, Grove entered into a new employment agreement (each, a "New Employment Agreement") with each Executive Officer. The annual base salary for each Executive Officer is as follows: Messrs. Damon Navarro, Brian Navarro, Edmund Navarro and Joseph
LaBrosse: $50,000; and Mr. McNamara: $25,000.

The New Employment Agreements provide that the Executive Officers shall devote a substantial part of their business time to the operations of Grove. The New Employment Agreements establish the initial base salaries set forth above and provide for an initial three-year term for each of the Executive Officers. The term of each New Employment Agreement is automatically extended for an additional year upon expiration of the initial term and any extension period unless either Grove or the Executive Officer provides the other with at least 120 days' prior written notice that such term shall not be extended. If the New Employment Agreements are terminated by Grove "without cause" or are terminated by the Executive Officer after a "change in control" or for "good reason" (as such terms are defined in the agreements), the Executive Officer will be entitled to a lump sum payment equal to 200 percent of such Executive Officer's annual base salary plus an amount equal to the aggregate value of all bonuses, whether cash, stock, options, or otherwise, granted to such Executive Officer for the previous year.

Non-Competition Agreements

In connection with the Consolidation Transactions, the Executive Officers entered into non-competition agreements with Grove (the "Non-Competition Agreements"). The Non-Competition Agreement of each Executive Officer will preclude him from directly or indirectly developing, redeveloping, acquiring, managing or operating multi-family or retail mixed-use properties, other than certain properties owned by the Grove Companies not included in the
Consolidation Transactions, which compete with the Grove Properties or with properties acquired by Grove in the future (including the Partnership Properties) for so long as he is an Executive Officer, Trust Manager, significant Shareholder (5% or more of the outstanding Common Shares) or employee of, or consultant to, Grove, and for a period of twenty-four months after termination thereof other than in the event of termination of his employment by Grove without cause or by the Executive Officer in the event of a "change in control" or "for good reason" (as defined therein). Except for the Executive Officers, no other Trust Manager had an interest in any of the Grove
Companies and will not be bound by the Non-Competition Agreements. These Non-Competition Agreements superseded the prior non-compete agreements with Grove entered into at the time of the IPO. Such prior agreements precluded the identified activities only if they competed with properties acquired by Grove.

1994 Share Option Plan

Grove adopted the 1994 Plan which is administered by the Compensation Committee of the Board. The Compensation Committee generally has the authority, within limitations set forth in the 1994 Plan, to establish rules and regulations concerning the 1994 Plan, to determine the persons to whom options may be granted, the number of Common Shares to be covered by each option, and the terms and provisions of the option to be granted.

A total of 118,120 Common Shares (as adjusted to give effect to the Stock Split, as provided in the 1994 Plan) were reserved for issuance under the 1994 Plan and options to purchase 118,120 Common Shares have been granted. No further options may be granted under the 1994 Plan. All options granted to Executive Officers are incentive stock options, expire on the tenth anniversary of the date of grant and generally become exercisable in increments of 33 1/3% per year on each of the first three anniversaries of the date of grant.

Options granted under the 1994 Plan were incentive stock options under Section 422 of the Code and non-qualified options, at the discretion of the Compensation Committee. No option can be exercised until at least six months after the date of grant. Options are nontransferable and nonassignable; provided, however, that the estate of a deceased holder can exercise options. However, an option will be exercisable immediately upon the happening of any of the following (but in no event during the six-month period following the date of grant or subsequent to the expiration of the term of an option): (i) the holder's retirement on or after attainment of age 62; (ii) the holder's disability or death; (iii) a "change in control" of Grove; or (iv) except with respect to Non-Employee Trustee Options, the occurrence of such special circumstances or events as the Compensation Committee determines merit special considerations. For purposes of the 1994 Plan, a change in control will be deemed to have occurred, subject to certain exceptions, if (i) any person acquires direct or indirect beneficial ownership of securities of Grove representing 40% or more of the combined voting securities of Grove, or (ii) a person acquires assets from Grove having a total fair market value equal to or exceeding 33 1/3% of the total assets of Grove. Options granted to employees terminate ten business days after the termination of employment, except if cessation of employment is due to retirement on or after attainment of age 62, disability or death, the option holder or such holder's successor-in-interest, as the case may be, is permitted to exercise any option within three months of retirement or within twelve months of death or disability.

1996 Share Incentive Plan

         At the Special Meeting of Shareholders held on March 10, 1997, the 1996 Share Incentive Plan (the "1996 Plan") was approved. All employees of Grove and its subsidiaries, including the Executive Officers, are eligible to receive awards under the 1996 Plan, subject to the discretion of the Compensation Committee to determine the particular individuals who, from time to time, will be selected to receive awards. The 1996 Plan will remain in existence as to all outstanding awards until all such awards are either exercised, converted or terminated; provided, however, that no award can be made after December 31, 2006.

         Awards to employees under the 1996 Plan may be in the form of non-qualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted stock and other share-based incentive awards. Awards may be granted singly, or in tandem or in combination with other awards. Each award will be evidenced by an award agreement setting forth the specific terms and conditions applicable to that award. Awards under the 1996 Plan that are not vested or exercised generally will be nontransferable by a holder (other than by will, the laws of descent and distribution or a qualified domestic relations order) and rights thereunder will generally be exercisable, during the holder's lifetime, only by the holder (or by his guardian or legal representative), subject to such exceptions as (consistent with applicable legal considerations) may be authorized from time to time by the Compensation Committee.

         Options. Stock options authorized under the 1996 Plan are rights to purchase a specified number of Common Shares at a set price during a specified period. Unless the Compensation Committee provides otherwise, and such provision is reflected in the award agreement, the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant. Stock options that are granted as incentive stock options will be granted with an exercise price no less than fair market value (110% of fair market value if the incentive stock option is granted to a person who owns more than 10% of the combined voting power of Grove or any corporate subsidiary), and with such additional terms as are necessary to satisfy the applicable requirements of
Section 422 of the Code. The fair market value of the Common Shares for which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000 (measured as of the date such options become exercisable) under current tax law. The 1996 Plan also provides that the maximum number of Common Shares or share-units that may be subject to all share-based awards, including options, SARs and restricted stock awards, that are granted to any participant under the 1996 Plan during any calendar year, will not exceed 500,000 Common Shares (or share-units), either individually or in the aggregate.

         SARs. SARs entitle the recipient to receive, upon surrender of the right, but without other payment, an amount (payable in cash, Common Shares or another form of payout as determined by the Compensation Committee) based on the appreciation in the value of a Common Share on the date the SAR is exercised over the base price of the Common Share established in the award agreement.

         Restricted Stock Awards. A restricted stock award is an award entitling the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee, Common Shares subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. A participant who receives a restricted stock award will have all rights of a Shareholder with respect to such restricted stock, including voting and dividend rights, subject to non-transferability restrictions and other conditions contained in the written instrument evidencing the restricted stock award or the resolution of the Compensation Committee authorizing such award. Common Shares underlying a restricted stock award will become vested with respect to a participant following the date or dates specified or the attainment of the pre-established performance goals, objectives or other conditions associated with such restricted stock award, such as continued employment. Following such date or dates or the attainment of such pre-established performance goals, objectives or other conditions, restricted stock will be deemed "vested" and will no longer be restricted stock.

         In general, the Company will have the right to repurchase from a participant any Common Shares still subject to restrictions under the award agreement immediately upon a termination of such participant's employment, at a cash price per share equal to the price paid by such participant for such restricted shares, or, if acquired at no cost, to require forfeiture of such restricted  shares;  provided,  however,  that the  Compensation  Committee  may provide that no such right of repurchase or forfeiture exists if the participant's termination of employment is other than for "cause" (as defined in the 1996 Plan), or occurs after a "change of control" (as defined in the 1996
Plan), or because of the participant's retirement, death or disability, or otherwise.

         Other Share-Based Awards. Other share-based awards might include phantom stock or units, performance stock or units, bonus stock or units, dividend equivalent units, or similar securities or rights and other awards payable in or with a value derived from or related to the fair market value of the Common Shares, payable on such terms as the Compensation Committee may approve. Such awards may be granted, become vested or be payable based upon attainment of specified corporate or individual performance goals.

         Other. The number of Common Shares that may be issued in respect of awards under the 1996 Plan will not exceed 900,000. The number and kind of shares available for grant and the Common Shares subject to outstanding awards (as well as individual share limits on awards, performance targets and exercise prices of awards) may be adjusted to reflect the effect of a stock dividend, split, recapitalization, merger, consolidation, reorganization, combination or exchange of Common Shares, extraordinary dividend or other distribution or other similar transaction. Any unexercised or undistributed portion of any expired, cancelled, terminated or forfeited award, or any alternative form of consideration under an award that is not paid in connection with the settlement of any portion of an award, will again be available for award under the 1996 Plan, whether or not the participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the participant's ownership was restricted or otherwise not vested.

         Full payment for Common Shares purchased on exercise of any option, along with payment of any required tax withholding, must be made at the time of such exercise in cash or, if permitted by the Compensation Committee, in exchange for a promissory note in favor of the Company, in shares of stock having a fair market value equivalent to the exercise price and withholding obligation, or any combination thereof, or pursuant to such "cashless exercise" procedures as may be permitted by the Compensation Committee. Any payment required in respect of other awards may be in such amount and in any lawful form of consideration as may be authorized by the Compensation Committee.

         The 1996 Plan generally does not impose any minimum vesting periods on options or other awards. The maximum term of an option or any other award is ten years.


                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board has appointed the firm of Ernst & Young, LLP, which firm was engaged as independent public accountants for the fiscal year ended December 31, 1996, to audit the financial statements Grove for the fiscal year ending December 31, 1997. A proposal to ratify this appointment is being presented to the Shareholders at the Annual Meeting. A representative of Ernst & Young, LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

Grove has dismissed BDO Seidman, LLP as its independent public accountants effective August 16, 1996. During Grove's two most recent fiscal years and the subsequent interim period from January 1, 1996 to August 16, 1996, there were no disagreements with the former accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure. The former accountants' report on the financial statements of Grove for each of the two past fiscal years was unqualified.

Grove engaged Ernst & Young, LLP as its new independent public accountants effective with the dismissal of its former accountants. During Grove's two most recent fiscal years and the subsequent interim period from January 1, 1996 to August 16, 1996, there were no consultations with the newly engaged accountants with regard to either the application of accounting principles as to any specific transaction, either completed or contemplated, the type of audit opinion that would be rendered on Grove's financial statements, or any matter of disagreements with the former accountants.

The decision to change accountants was approved by all members of the Board of Grove.



The Board recommends that you vote FOR the proposed ratification of appointment of Ernst & Young, LLP as independent public accountants for Grove for the fiscal year ended December 31, 1997.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Grove's Executive Officers and Trustees, and persons who own more than ten percent of a registered class of Grove's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Trustees, Executive Officers and greater-than-ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish Grove with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, Grove believes that all Section 16(a) filings required to be filed during 1996 by its Executive Officers, Trustees and greater-than-ten-percent beneficial owners were timely made, except as follows. Messrs. Gorman and Garrahy each failed to timely file one report to report the grant of options. Mr. Twaddell failed to timely file one report to report the grant of options and one report to report one transaction.

                              SHAREHOLDER PROPOSALS

Proposals of Shareholders intended to be present at the Annual Meeting of Shareholders to be held in 1998 must be received by the Secretary of Grove at Grove's principal executive offices no later than January 16, 1998 for inclusion in Grove's proxy statement and form of proxy relating to that meeting.

                         FINANCIAL AND OTHER INFORMATION

Grove's Annual Report for the fiscal year ended December 31, 1996, including financial statements, is being concurrently sent to the Shareholders. The Annual Report is not a part of the proxy solicitation materials.

                            EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by Grove. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons, and Grove will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by Trustees, Executive Officers and regular employees of Grove, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with Shareholders or their personal representatives.

                                  OTHER MATTERS

The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of Proxy Card intend to vote the proxies in accordance with their best judgment.

                              GROVE PROPERTY TRUST

P
R     The undersigned hereby appoints Damon D. Navarro and Joseph R. LaBrosse,
O     and each of them, as proxies, with full power of substitution in each, to
X     vote the shares of Grove Property Trust of the undersigned at the Annual
Y     Meeting of the Shareholders to be held on Wednesday, June 18 at 11:00 a.m.
      at The Hartford Club,  46  Prospect  Street,   Hartford,   Connecticut
      06103  and  any adjournment thereof as specified on the reverse side.


                   (continued on reverse side)
                                                               SEE REVERSE SIDE

  X  Please mark
       votes as in
       this example

This proxy is solicited by the Board of Trustees and may be revoked prior to exercise.
This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. In the absence of direction, this proxy will be voted FOR Item 1 and Item 2.

1. Election of Trustees                        2. Ratification of appointment
Nominee: Damon D. Navarro, Harold V. Gorman       of Ernst & Young, LLP as
         Theodore R. Bigman                       independent public accountant
      FOR         WITHHELD                           FOR
                                                     AGAINST
                                                     ABSTAIN

 --------------------------------------
 For all nominees except as noted above

3. Other Business:
In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting. The Board of Trustees at present knows of no other formal business to be brought before the meeting.

IF YOU PLAN
TO ATTEND                                            MARK HERE
THE MEETING,                                         FOR ADDRESS CHANGE
INDICATE NUMBER                                      AND NOTE AT LEFT
OF ATTENDEES
IN THE BOX

Important: Please sign exactly as name appears hereon. Executors, Administrators, Guardians, Attorneys or any other representative should give full title. Corporate stockholders sign with full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.


Signature:_________________________Date _________________

Signature:_________________________Date _________________